Exhibit 99.1
TerraForm Global Reports 3Q 2016 Financial Results and Files Form 10-Q

BETHESDA, MD., Feb. 21, 2017 (GLOBENEWSWIRE) -- TerraForm Global, Inc. (Nasdaq: GLBL) (“TerraForm Global”), a global owner and operator of clean energy power plants, today reported third quarter 2016 financial results and filed its Form 10-Q for the quarterly period ended September 30, 2016 with the Securities and Exchange Commission. The Form 10-Q is available on the Investors section of TerraForm Global’s website at www.terraformglobal.com.

“The reporting of our third quarter 2016 results demonstrates TerraForm Global’s continued progress in positioning the Company for success,” said Peter Blackmore, Chairman and Interim CEO of TerraForm Global. “The Board and management team are committed to strengthening operations and maximizing value for shareholders.”

As disclosed more fully in the Form 10-Q for 3Q 2016, with the filing of its Form 10-Q for 3Q 2016, the Company has filed all of its previously delayed SEC periodic reports, including its Form 10-K for 2015 and its Forms 10-Q for 1Q 2016, 2Q 2016, and 3Q 2016. However, due to the time and resources required to complete its delayed SEC periodic reports, the Company has experienced delays in its ongoing efforts to complete all steps and tasks necessary to finalize financial statements and other disclosures required to be in its Form 10-K for 2016 and subsequent quarterly reports. The Company currently does not expect to be able to file its Form 10-K for 2016 by the SEC deadline of March 16, 2017 or its Form 10-Q for 1Q 2017 by the SEC filing deadline of May 10, 2017.

3Q 2016 QTD Results: Key Metrics

	3Q 2016	2Q 2016	% change QoQ
MW (net economic ownership) at end of period	916	916	0%
Capacity Factor	28.6%	27.8%	+80 bps
MWh (000s)	624	602	4%
Adjusted Revenue / MWh	$89	$94	-6%

Revenue, net ($M)	$55	$56	-2%
Adjusted Revenue ($M)	$55	$57	-2%
Net Income / (Loss) ($M)	($18)	$6	n/a
Adjusted EBITDA ($M)	$39	$45	-13%
Adjusted EBITDA margin	71.1%	79.7%	(860) bps
CAFD ($M)	($13)	$43	n/a

Unrestricted cash at end of period ($M)	$691	$870	-21%

Investor Conference Call

We will host an investor conference call and webcast to discuss our 3Q 2016 results.

Date:            Friday, February 24, 2017
Time:             8:30 am ET
US Toll-Free #:         (855) 835-3565
International #:         (440) 996-5665
Code:             73161363
Webcast:         http://edge.media-server.com/m/p/qbbp6e8e

The webcast will also be available on TerraForm Global's investor relations website: www.terraformglobal.com.
A replay of the webcast will be available for those unable to attend the live webcast.

About TerraForm Global

TerraForm Global is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Global creates value for its investors by owning and operating clean energy power plants in high-growth emerging markets. For more information about TerraForm Global, please visit: www.terraformglobal.com.

Safe Harbor Disclosure

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Global expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Global’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Global believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under our revolving credit facility, the indenture governing our senior notes, and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to delays in our filing of periodic reports with the SEC; risks related to our exploration and potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that several of our directors are also directors of TerraForm Power, Inc. and most of our executive officers are also executive officers of TerraForm Power, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages; and our ability to manage our capital expenditures, economic, social and political risks and uncertainties inherent in international operations, including operations in emerging markets and the impact of foreign exchange rate fluctuations, the imposition of currency controls and restrictions on repatriation of earnings and cash, protectionist and other adverse public policies, including local content requirements, import/export tariffs, increased regulations or capital investment requirements, conflicting international business practices that may conflict with other customs or legal requirements to which we are subject, inability to obtain, maintain or enforce intellectual property rights, and being subject to the jurisdiction of courts other than those of the United States, including uncertainty of judicial processes and difficulty enforcing contractual agreements or judgments in foreign legal systems or incurring additional costs to do so. Many of these factors are beyond TerraForm Global’s control.

TerraForm Global disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Global’s Form 10-K for the fiscal year ended December 31, 2015, its Form 10-Q for the quarter ended June 30, 2016 and its Form 10-Q for the quarter ended September 30, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Adjusted Revenue

Adjusted Revenue is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance.

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure which eliminates the impact on net income of certain unusual or non-recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by non-operating, unusual or non-recurring items.

Cash Available for Distribution (CAFD)

CAFD is a supplemental non-GAAP measure of our ability to earn and distribute cash to investors. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income, net cash provided by (used in) operating activities or any other liquidity measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs.

Contacts:

Investors:

Brett Prior
TerraForm Global
investors@terraform.com

Media:

Meaghan Repko / Joseph Sala / Nicholas Leasure
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating revenues, net	$55,055	$29,373	$159,171	$72,860
Operating costs and expenses:
Cost of operations	6,438	2,995	18,754	6,104
Cost of operations - affiliate	3,853	4,420	13,566	6,753
General and administrative	437	402	1,644	7,819
General and administrative - affiliate	15,878	6,335	39,080	13,154
Acquisition, formation and related costs	139	14,829	10,227	28,512
Depreciation, accretion and amortization	13,374	6,756	40,971	12,827
Total operating costs and expenses	40,119	35,737	124,242	75,169
Operating income (loss)	14,936	(6,364)	34,929	(2,309)
Other expense (income):
Loss (gain) on the extinguishment of debt	5	551	(5,730)	1,770
Interest expense, net	33,159	39,580	95,797	84,587
Gain on previously held equity investment	—	—	—	(1,426)
Loss (gain) on foreign currency exchange	4,268	35,266	(21,963)	28,292
Other (income) loss, net	(6,762)	3,395	(19,793)	3,078
Total other expenses, net	30,670	78,792	48,311	116,301
Loss before income tax expense	(15,734)	(85,156)	(13,382)	(118,610)
Income tax expense (benefit)	2,121	(464)	5,040	(14)
Net loss	$(17,855)	$(84,692)	$(18,422)	$(118,596)
Less: Predecessor loss prior to initial public offering on August 5, 2015	—	$(5,449)	$—	$(39,353)
Net loss subsequent to initial public offering	(17,855)	$(79,243)	$(18,422)	$(79,243)
Less: loss attributable to non-controlling interests	(4,944)	(29,693)	(1,976)	(29,693)
Net loss attributable to TerraForm Global, Inc. Class A common stockholders	$(12,911)	(49,550)	(16,446)	(49,550)

Weighted average number of shares:
Class A common stock - Basic and diluted	107,686	100,985	107,135	100,985
Loss per share:
Class A common stock - Basic and diluted	$(0.12)	$(0.49)	$(0.15)	$(0.49)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
(In thousands, except per share data)	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$690,598	$922,318
Current portion of restricted cash, including variable interest entities of $62,202 in September 30, 2016 and $46,321 in December 31, 2015	72,967	119,151
Accounts receivable, net	37,656	30,287
Prepaid expenses and other current assets, including variable interest entities of $94,503 in September 30, 2016 and $123,876 in December 31, 2015	109,554	139,335
Total current assets	910,775	1,211,091
Power plants, net, including variable interest entities of $479,900 in September 30, 2016 and $460,042 in December 31, 2015	1,384,266	1,206,604
Restricted cash	16,235	22,682
Intangible assets, net, including variable interest entities of $54,973 in September 30, 2016 and $51,159 in December 31, 2015	82,974	70,630
Equity method investment	—	73,249
Deposit for acquisitions, net	49,733	51,101
Other assets	50,640	51,809
Total assets	$2,494,623	$2,687,166
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt, including variable interest entities of $330,758 in September 30, 2016 and $326,535 in December 31, 2015	$326,521	$319,498
Accounts payable	13,117	8,491
Accrued expenses and other current liabilities, including variable interest entities of $51,178 in September 30, 2016 and $15,496 in December 31, 2015	96,039	129,437
Due to SunEdison, net	29,949	44,254
Total current liabilities	465,626	501,680
Long-term debt, less current portion	760,335	952,653
Asset retirement obligations	13,383	8,629
Other long-term liabilities	8,081	1,455
Deferred tax liabilities, including variable interest entities of $40,764 in September 30, 2016 and $37,295 in December 31, 2015	45,893	39,482
Total liabilities	1,293,318	1,503,899
Stockholders’ equity:
Preferred stock, par value $0.01 per share, 50,000,000 shares authorized, no shares issued and outstanding at September 30, 2016 or December 31, 2015	—	—
Class A common stock, par value $0.01 per share, 2,750,000,000 shares authorized, 112,907,935 shares issued and outstanding at September 30, 2016, 114,630,318 shares issued and outstanding at December 31, 2015	1,129	1,146
Class B common stock, par value $0.01 per share, 200,000,000 shares authorized, 61,343,054 shares issued and outstanding at September 30, 2016 and December 31, 2015	613	613
Class B1 common stock, par value $0.01 per share, 550,000,000 shares authorized, no shares issued or outstanding in 2016 or 2015	—	—
Treasury stock	(28)	(28)
Additional paid-in capital	934,813	923,740
Accumulated deficit	(228,575)	(212,129)
Accumulated other comprehensive loss	8,198	(11,181)
Total TerraForm Global, Inc. stockholders’ equity	716,150	702,161
Non-controlling interests	485,155	481,106
Total stockholders’ equity	1,201,305	1,183,267
Total liabilities and stockholders’ equity	$2,494,623	$2,687,166

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(18,422)	$(118,596)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred financing costs	7,824	19,744
Depreciation, amortization and accretion	40,971	12,827
Stock-based compensation expense	2,617	—
Change in fair value of interest rate swaps	5,854	(790)
Gain on previously held equity investment	—	(1,426)
(Gain) loss on extinguishment of debt	(5,730)	1,770
Unrealized (gain)/ loss on foreign currency, net	(22,549)	13,404
Deferred tax (benefit) expense	(1,118)	432
Changes in assets and liabilities:
Accounts receivable	110	3,818
Prepaid expenses and other current assets	2,554	(10,516)
Accounts payable, accrued expenses, and other current liabilities	(35,414)	36,504
Due to/from SunEdison, net	(5,593)	(11,525)
Other noncurrent assets and liabilities	700	13,266
Net cash used in operating activities	(28,196)	(18,038)
Cash flows from investing activities:
Capital expenditures	(66,384)	(98,124)
Change in cash committed for construction	—	36,173
Change in restricted cash	63,144	(62,034)
Cash paid for acquisitions, net of cash acquired	(32,128)	(263,291)
Proceeds from sale of power purchase agreement	—	9,305
Deposits on investments	—	(84,122)
Realized gains on foreign currency contracts	—	(21,679)
Cash acquired upon FERSA consolidation	8,022	—
Returns from BioTherm escrow and deposits	5,507	—
Other	—	(860)
Net cash used in investing activities	(21,839)	(484,632)
Cash flows from financing activities:
Proceeds from Bridge Facility	—	400,000
Repayments on Bridge Facility	—	(551,219)
Repayment on Revolver	(135,000)	—
Proceeds from IPO, net of fees	—	623,971
Proceeds from 2022 Senior Notes, net of discount	—	800,071
Repayments of the 2022 Senior Notes	(35,441)	—
Proceeds from system debt financing	—	48,800
Repayments of system debt financing	(33,102)	(422,826)
Net SunEdison investment	50,223	49,358
Dividends paid	(30,674)	—
Proceeds from private placement, net of fee	—	549,147
Proceeds from loans from parent and affiliates	—	7,023

Payment of deferred financing costs	—	(42,710)
Net cash (used in) provided by financing activities	(183,994)	1,461,615
Net (decrease) increase in cash and cash equivalents	(234,029)	958,945
Effect of exchange rate changes on cash and cash equivalents	2,309	(34)
Cash and cash equivalents at beginning of period	922,318	150,146
Cash and cash equivalents at end of period	$690,598	$1,109,057

Appendix Table A-1: Reg. G: TerraForm Power, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA to Cash Available for Distribution
Adjusted EBITDA
We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget.
We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance.  Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.
Cash Available for Distribution
We believe cash available for distribution is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. In addition, cash available for distribution is used by our management team for internal planning purposes.
We define “cash available for distribution” or “CAFD” as adjusted EBITDA of Global LLC as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee.
The following table presents a reconciliation of net loss to Adjusted EBITDA to Cash Available for Distribution (CAFD):

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended June 30, 2016

Net income (loss)	$ (17,855)	$5,681
Interest expense, net	33,159	28,975
Income tax expense (benefit)	2,121	2,061
Depreciation, accretion and amortization expense	13,594	13,237
General and administrative expense (a)	9,994	13,662
Non-cash stock-based compensation	646	864
Acquisition, formation and related cost (b)	139	83
Loss (gain) on foreign currency exchange, net (c)	4,268	(13,882)
Loss (gain) on extinguishment of debt, net	5	526
Other net loss (income)	(6,762)	(6,061)
Adjusted EBITDA	$39,309	$45,146
Interest payment	(49,921)	(6,705)
Principal payment	(2,790)	(1,552)
Cash distributions to non-controlling interests, net	0	(78)
Non-expansionary capital expenditures	(2,835)	(554)
Change in restricted cash (d)	4,258	261
India VGF receipt	0	1,600
BioTherm dividends	1,731	0
Settlement gain/(loss) on foreign currency exchange related to operations	(2,914)	(257)
Other (including interest income received)	438	5,150
Cash Available for Distribution (CAFD)	$(12,724)	$43,011

a)
In conjunction with the closing of the IPO in August 5, 2015, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. No cash consideration was paid to SunEdison for these services for the quarter ended December 31, 2015 and amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm Global that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA.  The Company’s normal operating general and administrative expenses of $5.4M for the 3 months ended September 30, 2016, not paid by SunEdison, are not added back in the reconciliation of net income (loss) to Adjusted EBITDA.

b)
Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during 9 months ended September 30, 2016 since such costs are considered to be paid for with financing sources. Additionally, includes formation and offering related fees and expenses and Formation and offering related fees and expenses - affiliate reflected in the consolidated statement of operations. These fees consist of professional fees for legal, tax, and accounting services related to our IPO.

c)
Includes settled and unsettled gains and losses on foreign currency hedges related to operating and investing activities. The net loss relates primarily to losses on foreign currency hedges of certain planned acquisitions, and is partially offset by gains on foreign currency hedges associated with operations.

d)	Net change in restricted cash excludes impact of any foreign currency appreciation or depreciation during the period from 2Q 2016 and 3Q 2016.

Appendix Table A-2: Reg. G: TerraForm Power, Inc.
Reconciliation of Operating Revenues to Adjusted Revenue
Adjusted Revenue
We define Adjusted Revenue as operating revenues, net adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable revenue contracts and other non-cash items. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted Revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget.
The following table presents a reconciliation of Operating revenues, net to Adjusted Revenue:

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended June 30, 2016
Adjustments to reconcile Operating revenues, net to adjusted revenue
Operating revenues, net	$ 55,055	$ 56,430
Amortization of favorable and unfavorable rate revenue contracts, net (e)	220	212
Adjusted revenue	$55,275	$56,642

a)	Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net